SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant    [X]

Filed by a Party other than the Registrant   [_]

Check the appropriate box:

[_]      Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]      Definitive Proxy Statement

[_]      Definitive Additional Materials

[_]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          CAROLINA BANK HOLDINGS, INC.
                          ----------------------------
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
                                 --------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2) Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4) Proposed maximum aggregate value of transaction:

         (5) Total fee paid:

[_]      Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:

          (2) Form, Schedule or Registration Statement No.:

          (3) Filing Party:

          (4) Date Filed:

                          CAROLINA BANK HOLDINGS, INC.
                               2604 Lawndale Drive
                        Greensboro, North Carolina 27408


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    ----------------------------------------


NOTICE is hereby given that the Annual Meeting of Shareholders of Carolina Bank Holdings, Inc. (the "Company") will be held as follows:

         Place:   The Painted Plate
                  2001 North Church Street
                  Greensboro, North Carolina

         Date:    Tuesday, May 15, 2001

         Time:    4:00 p.m.

The purposes of the meeting are:

         1.       To elect seven directors of the Company for one-year terms;

         2. To ratify the appointment of Cherry, Bekaert & Holland, LLP as the Company's independent public accountants for 2001; and

         3. To transact such other business as may properly be presented for action at the meeting.

YOU ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. HOWEVER, EVEN IF YOU PLAN TO ATTEND, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED APPOINTMENT OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE TO ENSURE THAT A QUORUM IS PRESENT AT THE MEETING. THE GIVING OF AN APPOINTMENT OF PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE IT OR TO ATTEND THE MEETING AND VOTE IN PERSON.

                                           By Order of the Board of Directors


                                           /s/ Robert T. Braswell
                                           ----------------------
                                           Robert T. Braswell
                                           President and Chief Executive Officer


April 24, 2001

                          CAROLINA BANK HOLDINGS, INC.
                               2604 Lawndale Drive
                        Greensboro, North Carolina 27408



                                 PROXY STATEMENT
                                 ---------------

                    Mailing Date: On or About April 24, 2001

                         ANNUAL MEETING OF SHAREHOLDERS
                             To be Held May 15, 2001

         This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of Carolina Bank Holdings, Inc. (the "Company") of appointments of proxy for use at the annual meeting of the Company's shareholders (the "Annual Meeting") to be held on Tuesday, May 15, 2001, at 4:00 p.m., at The Painted Plate, 2001 North Church Street, Greensboro, North Carolina, and at any adjournments thereof. The Company's proxy solicitation materials are being mailed to shareholders on or about April 24, 2001. In this Proxy Statement, the Company's subsidiary bank, Carolina Bank, is referred to as the "Bank".

Voting of Proxies

         Persons named in the enclosed appointment of proxy as proxies (the "Proxies") to represent shareholders at the Annual Meeting are Gary N. Brown, George E. Carr and Judy H. Fuller. Shares represented by each appointment of proxy that is properly executed, returned and not revoked, will be voted in accordance with the directions contained therein. If no directions are given, such shares will be voted "FOR" the election of each of the seven nominees for director named in Proposal 1, and "FOR" Proposal 2. If, at or before the time of the Annual Meeting, any nominee named in Proposal 1 has become unavailable for any reason, the proxies will be authorized to vote for a substitute nominee. On such other matters as may come before the meeting, the proxies will be authorized to vote in accordance with their best judgment. An Appointment of Proxy may be revoked by the shareholder giving it at any time before it is exercised by filing with Robert T. Braswell, President a written instrument revoking it or a duly executed Appointment of Proxy bearing a later date, or by attending the Annual Meeting and announcing his or her intention to vote in person.

Record Date

         The close of business on April 24, 2001, has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only those shareholders of record on that date will be eligible to vote on the proposals described herein.

Voting Securities

         The Company's voting securities are the shares of its Common Stock, par value $1.00 per share, of which 938,534 shares were issued and outstanding on the Record Date. There were 765 shareholders of the Company's stock on the Record Date.

Voting Procedures; Votes Required for Approval

         At the Annual Meeting, each shareholder will be entitled to one vote for each share held of record on the Record Date on each matter submitted for voting and, in the election of directors, for each director to be elected. In accordance with North Carolina law, shareholders will not be entitled to vote cumulatively in the election of directors.

         In the case of Proposal 2 below, for such proposal to be approved, the proposal must be approved by a majority of the votes cast. Abstentions and broker non-votes will have no effect.

Revocation of Appointment of Proxy

         Any shareholder who executes an appointment of proxy has the right to revoke it at any time before it is exercised by filing, with the President of the Company, either an instrument revoking it or a duly executed appointment of proxy bearing a later date, or by attending the Annual Meeting and announcing his or her intention to vote in person.

Expenses of Solicitation

         The Company will pay the cost of preparing, assembling and mailing this Proxy Statement. Appointments of proxy also may be solicited personally or by telephone by the Company's and the Bank's directors, officers and employees without additional compensation. The Company will reimburse banks, brokers, and other custodians, nominees and fiduciaries for their costs in sending the proxy materials to the beneficial owners of the Company's Common Stock.

Beneficial Ownership of Securities by Management and Nominees

         As of the Record Date, there were no persons who were known to management of the Company to beneficially own more than 5% of the Company's Common Stock, except those listed below:


  NAME AND ADDRESS OF                     AMOUNT AND NATURE OF
   BENEFICIAL OWNER                       BENEFICIAL OWNERSHIP            PERCENT OF CLASS
   ----------------                       --------------------            ----------------
Michael and Barbara Bruce(1)                   72,477                            7.34
Greensboro, NC

Mark and Marsha Cole(1)                        55,882                            5.66
Greensboro, NC

(1) To the best knowledge of management, the individuals named above exercise sole voting and investment power over the above listed shares.

         The following table lists the individual beneficial ownership of the Company's Common Stock as of the Record Date, by the Company's current directors and nominees for director, and by all current directors, nominees and executive officers of the Company as a group.

    Name of                        Amount and Nature of         Percentage
Beneficial Owner                 Beneficial Ownership(1)(2)     of Class(3)
----------------                 --------------------------     -----------

Robert T. Braswell                        30,767                    3.12
Greensboro, NC

Gary N. Brown                             14,243                    1.44
Greensboro, NC

George E. Carr                             1,050                      *
Greensboro, NC

John D. Cornet                            25,190                    2.55
Greensboro, NC

Judy H. Fuller                            45,819                    4.64
Greensboro, NC

James E. Hooper                           19,166                    1.94
Greensboro, NC

Edward A. Hoyle, Jr.                      19,066                    1.93
Greensboro, NC

All current directors,                    155,301                   15.72
nominees for director and
executive officers as a
group (7 persons)


         *        Less than 1%

         (1) Except as otherwise noted, to the best knowledge of management of the Company, the individuals named or included in the group above exercise sole voting and investment power over the amount of shares disclosed above except for the following shares over which voting and investment power is shared: Mr. Braswell - 660 shares; Mr. Brown - 8,800 shares and Mr. Cornet - 5,865 shares.

         (2) Included in the beneficial ownership tabulations are the following options to purchase shares of Common Stock: Mr. Braswell - 28,441 shares; Mr. Brown - 4,400 shares; Mr. Cornet - 8,756 shares; Ms. Fuller - 3,158 shares and Mr. Hoyle - 4,400 shares. These options are capable of being exercised within 60 days of the Record Date and therefore, under the beneficial ownership rules of the Securities and Exchange Commission (the "SEC"), are deemed to be owned by the holder.

         (3) The calculations of the percentage of class beneficially owned by each individual and the group is based, in each case, on the sum of (i) 938,534 shares currently outstanding plus (ii) 49,155 options capable of being exercised within 60 days of the Record Date.

Reports of Changes in Beneficial Ownership

         Directors and executive officers of the Company are required by federal law to file reports with the SEC regarding the amount of and changes in their beneficial ownership of the Company's Common Stock. Prior to the formation of the Company as the holding company for the Bank, such ownership reports were filed with the Federal Deposit Insurance Corporation (the "FDIC"). Upon the formation of the Company, such reports are now required to be filed with the SEC. The initial reports on Form 3 were not timely filed. However, once filed, such reports reflected the ownership status of the Company's Common Stock which was unchanged from that as filed with the FDIC.


                        PROPOSAL 1: ELECTION OF DIRECTORS
                        ---------------------------------

Nominees

         The Company's Bylaws provide for a Board of Directors composed of not less than five (5) nor more than twenty-five (25) directors as from time to time may be fixed or changed within the minimum and maximum by the shareholders or by a majority of the full Board of Directors. The Board of Directors has set the current number of Directors at seven and nominates the seven persons named below for election by shareholders at the Annual Meeting as directors of the Company for one-year terms or until their respective successors are duly elected and qualified.


                           Positions
                             with          Year in Which                 Principal Occupation and
     Name and Age           Company      First Elected (1)     Business Experience for the Past Five Years
     ------------           -------      -----------------     -------------------------------------------
Robert T. Braswell         Director,            1996         President and Chief Executive Officer of the
(48)                       President                         Bank since June 1996; prior to that, President
                            and CEO                          and Chief Executive Officer of SouthTrust Bank
                                                             of the Piedmont, Greensboro, NC from June 1995
                                                             to May 1996; Senior Vice President and Senior
                                                             Loan Officer of SouthTrust Bank of North
                                                             Carolina, N.A. from March 1991 to June 1995.

Gary N. Brown              Director             1996         President, Gary Brown Associates, Inc.
(55)                                                         (computer software sales), Colfax, NC

George E. Carr             Director             2000         President, Beacon Management, Inc. (developer
(57)                                                         of low to moderate income, multifamily homes),
                                                             Greensboro, NC

                           Positions
                             with          Year in Which                 Principal Occupation and
     Name and Age           Company      First Elected (1)     Business Experience for the Past Five Years
     ------------           -------      -----------------     -------------------------------------------
John D. Cornet            Chairman of           1996         President, Provident Marketing (marketing and
(53)                     the Board of                        consulting firm) Greensboro, NC
                           Directors

Judy H. Fuller             Director             1996         President, Fuller Real Estate Management Co,
(58)                                                         Inc. (real estate management), Burlington, NC

James E. Hooper            Director             2000         President and CEO, Staunton Capital, Inc.
(43)                                                         (manufacturing firm), Greensboro, NC

Edward A. Hoyle            Director             1996         Retired; previously Agency Manager for State
(69)                                                         Farm Insurance Company, Burlington, NC

         (1) The year first elected indicates the year in which each individual was first elected a director of the Bank or the Company, as applicable, and does not necessarily reflect a continuous tenure.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES NAMED ABOVE.

Director Relationships

         No director is a director of any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 (the "Exchange Act") or subject to the requirements of Section 15(d) of the Exchange Act, or any company registered as an investment company under the Investment Company Act of 1940.

Director Compensation

           During 2000, each non-employee director was paid a fee of $100 for each Board of Directors meeting attended, all of which is subject to the Company's deferred compensation plan. The Chairman of the Board of Directors received an additional monthly retainer of $500.

1997 Nonqualified Stock Option Plan for Directors

         The shareholders of the Bank ratified the 1997 Nonqualified Stock Option Plan for Directors (the "Nonqualified Option Plan") at the 1997 Annual Meeting of Shareholders pursuant to which options on 64,767 shares of the Bank's common stock were available for issuance to members of the Bank's Board of Directors and the board of any subsidiary of the Bank. On January 2, 1998, all options were granted under the Nonqualified Option Plan. Upon the formation of the Company as the holding company for the Bank during the fourth quarter of 2000, the Company adopted the Nonqualified Option Plan. All options now outstanding are options to purchase shares of the Common Stock of the Company. All other terms and conditions of the Nonqualified Option Plan remain the same.

Meetings of the Board of Directors

         The Board of Directors of the Company held twelve regular meetings during 2000. Each current director attended 75% or more of the aggregate number of meetings of the Board of Directors and committees. The Board of Directors, acting as a whole, fulfills the roles of an Audit Committee, Nominating Committee and Compensation Committee, except that Mr. Braswell does not serve on the Audit Committee.

Report of the Audit Committee

         The Audit Committee of the Company is responsible for receiving and reviewing the annual audit report of the Company's independent auditors and reports of examinations by bank regulatory agencies, and helping to formulate, implement, and review the Company's internal audit programs.

         During the course of its examination of the Company's audit process in 2000, the Audit Committee reviewed and discussed the audited financial statements with management. The Audit Committee also discussed with the independent auditors, Cherry, Bekaert & Holland, LLP ("Cherry, Bekaert & Holland"), all matters required to be discussed by the Statement of Auditing Standards No. 61, as amended. Furthermore, the Audit Committee received from Cherry, Bekaert & Holland disclosures regarding their independence required by the Independence Standards Board Standard No. 1, as amended and discussed with Cherry, Bekaert & Holland their independence.

         Based on the review and discussions above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's annual report on Form 10-KSB for the year ended December 31, 2000 for filing with the SEC.

         The Audit Committee has a written charter, which is attached as Exhibit A.

         The Company is a member of NASDAQ OTC and the Audit Committee members are "independent" as defined by the NASD's applicable listing standards.

         The Audit Committee has considered whether the principal accountant's provisions of certain non-audit services to the Company is compatible with maintaining the independence of Cherry, Bekaert & Holland. The Audit Committee has determined that it is compatible with maintaining the independence of Cherry, Bekaert & Holland.

         This report is submitted by the Audit Committee, the members of which are Mr. Brown, Mr. Carr, Mr. Cornet, Ms. Fuller, Mr. Hooper and Mr. Hoyle.

Executive Officers

         The following table contains information about the current executive officers of the Company and the Bank.

                                     POSITION WITH
         NAME            AGE          COMPANY/BANK                              BUSINESS EXPERIENCE
         ----            ---          ------------                              -------------------

Robert T. Braswell        48    Director, President and          President and Chief Executive  Officer of the Bank since June
                                Chief Executive Officer of       1996; prior to that, President and Chief Executive Officer of
                                the Company and the Bank         SouthTrust Bank of the Piedmont, Greensboro, NC from June
                                                                 1995 to May 1996; Senior Vice President and Senior Loan
                                                                 Officer of SouthTrust Bank of North Carolina, N.A. from
                                                                 March 1991 to June 1995.


Gunnar N. R. Fromen       52    Senior Vice President and        Senior Vice President and Senior Loan Officer of the Bank
                                Senior Loan Officer of the       since March 1998; prior to that, Executive Vice President and
                                Bank                             Director of General Banking Services, High Street Banking
                                                                 Company, Asheville, NC from October 1997 to January 1998;
                                                                 First Vice President, Community Banking Executive,
                                                                 Commercial Business Development Officer, Central Carolina
                                                                 Bank and Trust Company, Salisbury, NC from May 1995 to
                                                                 February 1997; Senior Vice President, Regional Executive and
                                                                 Retail Banking Manager, Security Capital Bancorp, Salisbury,
                                                                 NC, January 1991 to May 1995.


Thomas E. Smith           47    Senior Vice President of the     Senior Vice President of the Bank since July 1995; prior to
                                Bank - Retail Banking            that, Vice President and City Executive of the Community
                                                                 Bank, Pilot Mountain, NC from April 1992 to July 1995;
                                                                 Senior Vice President, FirstSouth Bank, Burlington, NC from
                                                                 March 1989 to March 1992.

Executive Compensation

         The following table shows the compensation received or deferred by the Company's chief executive officer during 2000, 1999, and 1998.

                           SUMMARY COMPENSATION TABLE

                                                                                     Annual Compensation
                                                                                     -------------------

                                                                                          Other
                                                                                          Annual          Awards
                                                                                         Compen-          ------
Name  and Principal Position                       Year       Salary        Bonus        sation (1)      Options
-----------------------------                      ----       ------        -----        ------          -------
Robert T. Braswell, President and Chief            2000      $137,500      $32,915         -0-            5,922
Executive Officer of the Company and the           1999       121,327        -0-           340             -0-
Bank                                               1998       100,467       58,002         517             -0-

         (1) In 2000, the aggregate value of non-cash benefits received by Mr. Braswell did not exceed 10% of cash compensation paid to him.

         The Bank has entered into employment agreements with Robert T. Braswell, President and Chief Executive Officer (dated May 21, 1996), Thomas E. Smith, Senior Vice President-Retail Banking (dated October 11, 1996) and Gunnar
N. R. Fromen, Senior Vice President and Senior Loan Officer (dated September 16,
1998), to establish their duties and compensation and to provide for their continued employment with the Bank. The employment agreements provide for an initial term of employment of three years. The employment agreements provide for annual base salary to be reviewed by the Board of Directors not less often than annually. In addition, the employment agreements provide for discretionary bonuses, participation in other pension and profit-sharing retirement plans maintained by the Bank on behalf of its employees, as well as fringe benefits normally associated with the officers' respective offices or made available to all other employees. The employment agreements provide that each officer may be terminated for "cause" (as defined in the employment agreements) by the Bank, and may otherwise be terminated by the Bank (subject to vested rights) or by each officer. The employment agreements provide that in the event of a "termination event" following a change in control of the Bank (i) the employee shall be able to terminate the agreement and receive 299% of his base amount of compensation and (ii) the term of the agreement shall be not less than 36 months from the employee's notice of termination of the agreement. A "termination event" will occur if (i) the employee is assigned any duties or responsibilities that are inconsistent with his position, duties, responsibilities or status at the time of the change in control or with his reporting responsibilities or title with the Bank in effect at the time of the change in control; (ii) the employee's annual base salary rate is reduced below the annual amount in effect as of the change in control; (iii) the employee's life insurance, medical or hospitalization insurance, disability insurance, disability insurance, stock option plans, stock purchase plans, deferred compensation plans, management retention plans, retirement plans or similar plans or benefits being provided by the Bank to the employee as of the date of the change in control are reduced in their level, scope or coverage, or any such insurance, plans or benefits are eliminated, unless such reduction or elimination applies proportionately to all salaried employees of the Bank who participated in such benefits prior to the change in control; or (iv) the employee is transferred to a location which is an unreasonable distance from his current principal work location, without the employee's express written consent. A change in control of the Bank will occur if (i) any individual or entity, directly or indirectly, acquires beneficial ownership of voting securities or acquires irrevocable proxies or any combination of voting securities and irrevocable proxies, representing 25% or more of any class of voting securities or the Bank, or acquires control in any manner of the election of a majority of the directors of the Bank; (ii) the Bank is consolidated or merged with or into another corporation, association or entity where the Bank is not the surviving corporation; or (iii) all or substantially all of the assets of the Bank are sold or otherwise transferred to or are acquired by any other corporation, association or other person, entity or group. The employment agreements also provide for restrictions on each officer's right to compete with the Bank for a period of one year after termination of employment. Such noncompete restrictions do not apply if the officer is terminated without cause or after the occurrence of a "termination event" following a change in control.

Transactions with Management

         The Bank has had, and expects to have in the future, banking transactions in the ordinary course of business with certain of the Company's and the Bank's directors and executive officers and their associates. All loans included in such transactions were made on substantially the same terms, including interest rates, repayment terms and collateral, as those prevailing at the time for comparable transactions with other persons, and do not involve more than the normal risk of collectibility or present other unfavorable features.


             PROPOSAL 2: RATIFICATION OF APPOINTMENT OF ACCOUNTANTS
             ------------------------------------------------------

         The Board of Directors has appointed the firm of Cherry, Bekaert & Holland, LLP, Certified Public Accountants, as the Company's independent accountants for 2001, and a proposal to ratify that appointment will be submitted for shareholder approval at the Annual Meeting.

         A representative of Cherry, Bekaert & Holland, LLP is expected to be present at the Annual Meeting and available to respond to appropriate questions, and will have the opportunity to make a statement if he desires to do so.

                                   AUDIT FEES

Category                                                            Amount Paid
--------                                                            -----------

Audit Fees:                                                           $23,425

Financial Information System Design and Implementation Fees:           - 0-

All Other Fees:                                                         2,500

Total Fees Paid:                                                      $25,925


         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF Cherry, Bekaert & Holland, LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR 2001.


                                  OTHER MATTERS

         The Board of Directors knows of no other business that will be brought before the Annual Meeting. Should other matters be properly presented for action at the Annual Meeting, the Proxies, or their substitutes will be authorized to vote shares represented by appointments of proxy according to their best judgment.

                            PROPOSALS OF SHAREHOLDERS

         Any proposal of a shareholder which is intended to be presented at the Company's 2002 Annual Meeting must be received by the Company at its main office in Greensboro, North Carolina, no later than November 15, 2001, to be considered timely received for inclusion in the proxy statement and appointment of proxy to be distributed in connection with that meeting. If a proposal for the 2002 Annual Meeting is not expected to be included in the proxy statement for that meeting, the proposal must be received by the Company by February 15, 2002 for it to be timely received for consideration. The Company will use its discretionary authority for any proposals received thereafter.

                             ADDITIONAL INFORMATION

         A COPY OF THE COMPANY'S 2000 ANNUAL REPORT ON FORM 10-KSB WILL BE PROVIDED WITHOUT CHARGE TO ANY SHAREHOLDER ENTITLED TO VOTE AT THE ANNUAL MEETING UPON THAT SHAREHOLDER'S WRITTEN REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO ROBERT T. BRASWELL, PRESIDENT AND CHIEF EXECUTIVE OFFICER, CAROLINA BANK HOLDINGS, INC., 2604 LAWNDALE DRIVE, GREENSBORO, NORTH CAROLINA 27408.

                                    Exhibit A
                                    ---------

                             AUDIT COMMITTEE CHARTER
                          CAROLINA BANK HOLDINGS, INC.

The Audit Committee will review the scope and results of the annual audit, oversee internal control issues and insure that Carolina Bank Holdings, Inc. complies with all federal and state regulatory requirements. The Audit Committee shall assess the nature of performance of all activities that the independent public accounting firm performs for the Company and assess the independence of the independent accounting firm and the performance of all its functions including audit and nonaudit functions. The Audit Committee shall consist of members who are deemed "independent" as those rules are defined by the NASD and the New York Stock Exchange.

                                 REVOCABLE PROXY

                          CAROLINA BANK HOLDINGS, INC.
                               2604 Lawndale Drive
                        Greensboro, North Carolina 27408

                              APPOINTMENT OF PROXY
                       SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Gary N. Brown, George E. Carr and Judy H. Fuller, or any of them, as attorneys and proxies, with full power of substitution, to vote all shares of the common stock of Carolina Bank Holdings, Inc. (the "Company") held of record by the undersigned on April 24, 2001, at the Annual Meeting of Shareholders of the Company to be held at The Painted Plate, 2001 North Church Street, Greensboro, North Carolina, at 4:00 p.m. on May 15, 2001, and at any adjournments thereof. The undersigned hereby directs that the shares represented by this appointment of proxy be voted as follows on the proposals listed below:

1. ELECTION OF DIRECTORS: Proposal to elect seven directors of the Company for one-year terms.

     [ ]  FOR all nominees listed          [ ]  WITHHOLD AUTHORITY
          below (except as indicated            to vote for all nominees listed
          otherwise below)                      below

     Nominees:    Robert T. Braswell
                  Gary N. Brown
                  George E. Carr
                  John D. Cornet
                  Judy H. Fuller
                  James E. Hooper
                  Edward A. Hoyle

     INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the line below.

     -----------------------------------------------------------------------

2. RATIFICATION OF INDEPENDENT ACCOUNTANTS: Proposal to ratify the appointment of Cherry, Bekaert & Holland LLP, as the Company's independent public accountants for 2001.

     [ ]  FOR                [ ]  AGAINST          [ ]  ABSTAIN


3. OTHER BUSINESS: On such other matters as may properly come before the Annual Meeting, the proxies are authorized to vote the shares represented by this appointment of proxy in accordance with their best judgment.

             PLEASE DATE AND SIGN THIS APPOINTMENT OF PROXY
             ----------------------------------------------
         ON THE REVERSE SIDE AND RETURN IN THE ENVELOPE PROVIDED
         -------------------------------------------------------

THE SHARES REPRESENTED BY THIS APPOINTMENT OF PROXY WILL BE VOTED AS DIRECTED ABOVE. IN THE ABSENCE OF ANY DIRECTION, SUCH SHARES WILL BE VOTED FOR PROPOSAL 2 AND FOR THE ELECTION OF EACH OF THE NOMINEES LISTED IN PROPOSAL 1 BY CASTING AN EQUAL NUMBER OF VOTES FOR EACH SUCH NOMINEE. IF, AT OR BEFORE THE TIME OF THE MEETING, ANY NOMINEE LISTED IN PROPOSAL 1 HAS BECOME UNAVAILABLE FOR ANY REASON, THE PROXIES ARE AUTHORIZED TO VOTE FOR A SUBSTITUTE NOMINEE. THIS APPOINTMENT OF PROXY MAY BE REVOKED BY THE HOLDER OF THE SHARES TO WHICH IT RELATES AT ANY TIME BEFORE IT IS EXERCISED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN INSTRUMENT REVOKING IT OR A DULY EXECUTED APPOINTMENT OF PROXY BEARING A LATER DATE OR BY ATTENDING THE ANNUAL MEETING AND ANNOUNCING HIS OR HER INTENTION TO VOTE IN PERSON.



                                        Dated: ___________________________, 2001


                                        _____________________________________
                                        Signature


                                        _____________________________________
                                        Signature if held jointly


                                        Instruction: Please sign above exactly
                                        as your name appears on this appointment of proxy. Joint owners of shares should both sign. Fiduciaries or other persons signing in a representative capacity should indicate the capacity in which they are signing.


IMPORTANT: TO INSURE THAT A QUORUM IS PRESENT, PLEASE SEND IN YOUR APPOINTMENT OF PROXY WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. EVEN IF YOU SEND IN YOUR APPOINTMENT OF PROXY, YOU WILL BE ABLE TO VOTE IN PERSON AT THE MEETING IF YOU SO DESIRE.